     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 26, 1998
                                                           REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                 ---------------

                       DAISYTEK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                DELAWARE                                 75-2421746
      (State or other jurisdiction of                 (I.R.S. Employer
      incorporation or organization)                 Identification No.)

                                 ---------------

                          500 NORTH CENTRAL EXPRESSWAY
                               PLANO, TEXAS 75074
                                 (972) 881-4700
                   (Address, including zip code, and telephone
                  number, including area code, of registrant's
                          principal executive offices)


                                 MARK C. LAYTON
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                       DAISYTEK INTERNATIONAL CORPORATION
                          500 NORTH CENTRAL EXPRESSWAY
                               PLANO, TEXAS 75074
                                 (972) 881-4700
                     (Name, address, including zip code, and
                    telephone number, including area code, of
                               agent for service)

                                 ---------------
                                   Copies to:

      MORRIS BIENENFELD, ESQ.                     MARK A. LOEFFLER, ESQ.
        WOLFF & SAMSON, P.A.              POWELL, GOLDSTEIN, FRAZER & MURPHY LLP
         5 BECKER FARM ROAD                     191 PEACHTREE STREET, N.E.
     ROSELAND, NEW JERSEY 07068                   ATLANTA, GEORGIA 30303
           (973) 533-6532                             (404) 572-6784

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-46927

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

=============================================================================================================================
 Title of each class         Amount           Proposed maximum      Proposed maximum
 of securities to be          to be          offering price per    aggregate offering      Amount of
     registered           registered (1)         share (2)             price (2)        registration fee
   ---------------       ---------------      ---------------      -------------------  ----------------
Common Stock, $.01
par value               345,000               $  24.50             $  8,452,500           $  2,493
=============================================================================================================================


(1) Includes 45,000 shares that the Underwriters have the option to purchase solely to cover over-allotments, if any.
(2) Based upon the actual offering price before underwriting discounts and commissions.

                                EXPLANATORY NOTE

         This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-3, both promulgated under the Securities Act of 1933, as amended. The contents of Registration Statement No. 333-46927, declared effective by the Commission on March 25, 1998, including any prospectuses filed pursuant thereto, are hereby incorporated herein by reference.

                                   UNDERTAKING

         The Registrant hereby undertakes and agrees to pay the registration fee for the securities registered hereunder within twenty-four (24) hours of the filing of this Registration Statement. It will give irrevocable wiring instructions to its bank at the opening of business on Thursday, March 26, 1998 to wire the registration fee to the commission immediately.
Registrant has sufficient funds in its account to cover the amount of the filing fee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas on March 26, 1998.

                                       DAISYTEK INTERNATIONAL
                                       CORPORATION

                                       By: /s/ Thomas J. Madden
                                          -----------------------------
                                           Thomas J. Madden
                                           Vice President-Finance

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the March 26, 1998.

            SIGNATURE                                                         TITLE
            ---------                                                         -----
By: /s/ David A. Heap                                                 Chairman of the Board
    ---------------------------
       David A. Heap



By:/s/ Mark C. Layton                                  President, Chief Executive Officer, Chief Operating
    ---------------------------                         Officer and Director (Principal Executive Officer)
       Mark C. Layton


By:/s/ Thomas J. Madden                                  Vice President-Finance, Chief Financial Officer
    ---------------------------                             (Principal Financial Officer and Principal
       Thomas J. Madden                                                Accounting Officer)




By:/s/ Chris Yates                                        Senior Vice President-Business Development and
    ---------------------------                                              Director
       Chris Yates



By:/s/ James R. Powell                                    Senior Vice President-Sales and Marketing and
    ---------------------------                                              Director
       James R. Powell




By:                                                                          Director
    ---------------------------
      Edgar D. Jannotta, Jr.



By:                                                                          Director
    ---------------------------
       Timothy M. Murray



By:                                                                          Director
    ---------------------------
       Peter P.J. Vikanis

                                    EXHIBITS

Exhibit No.                               Description
-----------                               -----------
     5.1                     Opinion of Wolff & Samson, P.A.
     23.1                    Consent of Arthur Andersen LLP
     23.2                    Consent of Wolff & Samson, P.A. (included in
                              Exhibit 5.1)